UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2013

World Point Terminals, LP

(Exact name of registrant as specified in its charter)

Delaware	001-36049	46-2598540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400

St. Louis, Missouri 63105

(Address of principal executive office) (Zip Code)

(314) 889-9660

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2013, World Point Terminals, LP (the “Partnership”) completed its initial public offering (the “Offering”) of 8,750,000 common units representing limited partner interests in the Partnership (“Common Units”), at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-189396), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on June 17, 2013. The material provisions of the Offering are described in the prospectus, dated August 8, 2013, filed with the Commission on August 9, 2013, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On August 14, 2013, in connection with the closing of the Offering, the Partnership entered into an Omnibus Agreement (the “Omnibus Agreement”) with WPT GP, LLC, the general partner of the Partnership (the “General Partner”), World Point Terminals, Inc. (“World Point Parent”), CPT 2010, LLC (“CPT 2010”), Apex Oil Company, Inc. (“Apex”) and Center Point Terminal Company, LLC, a wholly owned subsidiary of the Partnership (the “Operating Company”). As more fully described in the Prospectus, the Omnibus Agreement addresses the following matters:

•	a right of first offer to acquire Apex’s existing terminaling assets and any terminaling assets that Apex may acquire or construct in the future if it decides to sell them;

•

a grant to the Partnership and its subsidiaries and the General Partner by World Point Parent of a nontransferable, nonexclusive, royalty-free right and license to use the name “World Point Terminals” and related marks in connection with the Partnership’s business; and

•

an indemnity by World Point Parent and CPT 2010 for certain environmental and other liabilities, and the Partnership’s obligation to indemnify World Point Parent and CPT 2010 for events and conditions associated with the operation of the Partnership’s assets that occur after the closing of the Offering and for environmental liabilities related to the Partnership’s assets to the extent World Point Parent and CPT 2010 is not required to indemnify it.

The Omnibus Agreement may not be amended without the prior approval of the conflicts committee of the board of directors of the General Partner if the proposed amendment will, in the reasonable discretion of the General Partner, adversely affect in any material respect the holders of our common units. So long as World Point Parent controls the General Partner, the Omnibus Agreement will remain in full force and effect. If World Point Parent ceases to control the General Partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Terminaling Services Agreements

On August 14, 2014, in connection with the closing of the Offering, the Operating Company entered into a terminaling services agreement with Apex (the “Apex Terminaling Services Agreement”), pursuant to which Apex agreed to store light refined products at seven of the Partnership’s terminals. The Operating Company also entered into a terminaling services agreement with Enjet, LLC, a Texas limited liability company (“Enjet”) (the “Enjet Terminaling Services Agreement” and together with the Apex Terminaling Service Agreements, the “Terminaling Services Agreements”), pursuant to which Enjet agreed to store residual oils at two of the Partnership’s terminals.

The initial term of the Terminaling Services Agreements with respect to each terminal is between one to five years and will automatically extend for successive twelve month periods, unless either party terminates upon no less than 120 days’ prior written notice.

The foregoing description is not complete and is qualified in its entirety by reference to the Terminaling Services Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Credit Facility

On August 14, 2013, in connection with the closing of the Offering, the Operating Company entered into a $200 million senior secured revolving credit facility with The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and a syndicate of lenders (the “Credit Facility”), which has an initial maturity date of August 14, 2018. The Credit Facility will be available, subject to certain conditions precedent, for working capital, capital expenditures, permitted acquisitions and general partnership purposes, including distributions and unit repurchases, not in contravention of law or the loan documents. In addition, the Credit Facility includes a sublimit of up to $20 million for swing line loans and permits the Operating Company to enter into a pari passu credit facility for the provision of letters of credit in an aggregate principal face amount not to exceed $20 million at any time. The Credit Facility also includes an accordion feature permitting increases in the commitments under the Credit Facility by an aggregate amount up to $100 million. Substantially all of the Partnership’s assets are pledged as collateral under the Credit Facility, and the Partnership and its other subsidiaries entered into guarantees of payment on behalf of the Operating Company for amounts outstanding under the Credit Facility.

The Credit Facility contains various covenants and restrictive provisions that limit the Partnership’s ability (as well as the ability of its subsidiaries) to, among other things:

•	incur or guarantee additional debt;

•	make distributions on or redeem or repurchase units;

•	repay additional subordinated debt prior to maturity;

•	make certain investments and acquisitions;

•	incur certain liens or permit them to exist;

•	alter its lines of business;

•	enter into certain types of transactions with affiliates;

•	merge or consolidate with another company; and

•	transfer, sell or otherwise dispose of assets.

The Credit Facility also requires compliance with certain financial covenants as follows:

•	a consolidated interest coverage ratio (as defined in the credit agreement) of not less than 2.50 to 1.00; and

•

a consolidated total leverage ratio (as defined in the credit agreement) of not more than 4.50 to 1.00, which is subject to a provision for increases to 4.75 to 1.00 in connection with certain future acquisitions.

In addition, the Credit Facility contains events of default customary for transactions of this nature, including, but not limited to (i) events of default resulting from the Partnership’s failure or the failure of its subsidiaries to comply with covenants and financial ratios, (ii) the occurrence of a change of control (as defined in the credit agreement), (iii) the institution of insolvency or similar proceedings against the Partnership, its material subsidiaries or its general partner, and (iv) the occurrence of a default under any other indebtedness over $15,000,000 of the Partnership or its subsidiaries. Upon the occurrence and during the continuation of an event of default, subject to the terms and conditions of the credit agreement, the lenders may declare any outstanding principal of the Credit Facility debt, together with accrued and unpaid interest, to be immediately due and payable and may exercise the other remedies set forth or referred to in the credit agreement and the other loan documents.

Loans under the Credit Facility will bear interest at the Partnership’s option at a variable rate per annum equal to either:

•

a Base Rate, which will be the highest of (i) the administrative agent’s prime rate in effect on such day, (ii) the federal funds rate in effect on such day plus 0.50%, and (iii) one-month LIBOR plus 1.0%, in each case, plus an applicable margin ranging from 0.50% to 1.75% based on the Partnership’s consolidated total leverage ratio; or

•	LIBOR plus an applicable margin ranging from 1.50% to 2.75% based on the Partnership’s consolidated total leverage ratio.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Credit Facility, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Long-Term Incentive Plan

In connection with the closing of the Offering, the board of directors of the General Partner adopted the World Point Terminals, LP 2013 Long-Term Incentive Plan (the “LTIP”). The LTIP provides for the grant, from time to time at the discretion of the board of directors or compensation committee of our general partner or any delegate thereof, subject to applicable law, of unit awards, restricted units, phantom units, unit options, unit appreciation rights, distribution equivalent rights, profits interest units and other unit-based awards. The purpose of awards under the LTIP is to provide additional incentive compensation to employees providing services to us, and to align the economic interests of such employees with the interests of our unitholders. The General Partner may grant awards under the LTIP to reward the achievement of individual or partnership performance goals; however, the general partner has not yet determined any specific performance goals that might be utilized for this purpose. In addition, the general partner may grant awards under the LTIP without regard to performance factors or conditions. The LTIP limits the number of units that may be delivered pursuant to vested awards to 3,000,000 Common Units, subject to proportionate adjustment in the event of unit splits and similar events. Common Units subject to awards that are cancelled, forfeited, withheld to satisfy exercise prices or tax withholding obligations or otherwise terminated without delivery of the common units will be available for delivery pursuant to other awards.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the LTIP, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 14, 2013, in connection with the closing of the Offering, the Partnership entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with World Point Parent, CPT 2010, the General Partner and the Operating Company. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•	CPT 2010 contributed, as a capital contribution, its interest in its Jacksonville and Weirton terminals to the Partnership in exchange for 4,878,250 Common Units;

•

World Point Parent contributed, as a capital contribution, its 32% interest in its Albany terminal and its 49% interest in its Newark terminal to the Partnership in exchange for 1,312,500 Common Units and the Partnership’s assumption of $14,100,000 of World Point Parent’s debt;

•

CPT 2010 contributed, as a capital contribution, a limited liability company interest in the Operating Company in exchange for (a) 6,423,007 Common Units, and (b) 16,485,507 subordinated units representing limited partner interest in the Partnership (the “Subordinated Units”) representing a 69.5% limited partner interest in the Partnership;

•	the General Partner maintained its 0.0% non-economic general partner interest in the Partnership;

•	the Partnership issued to World Point Parent, Apex and PAN Group, L.L.C., 20%, 20% and 60% of the incentive distribution rights of the Partnership; and

•

the public, through the underwriters, contributed $77,435,000 in cash (or $72,788,900, net of the underwriters’ discounts and commissions of $4,646,100) to the Partnership in exchange for the issuance of 3,871,750 Common Units by the Partnership.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Facility provided above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of equity interests by the Partnership on August 14, 2013 to the General Partner, CPT 2010 and World Point Parent, in connection with the consummation of the transactions contemplated by the Contribution Agreement, is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Each of the Subordinated Units granted under the Contribution Agreement will convert into one Common Unit at the end of the subordination period and then will participate pro rata with the other Common Units in distributions of available cash. Unless earlier terminated pursuant to the terms of the Partnership’s Partnership Agreement (as defined below), the subordination period will extend until the first business day of any quarter beginning after September 30, 2016, that the Partnership meets the financial tests set forth in the Partnership Agreement, but may end sooner if the Partnership meets additional financial tests.

The description of the subordination period contained in the section entitled “Provisions of Our Partnership Agreement Relating to Cash Distributions—Subordinated Units and Subordination Period” of the Prospectus is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the LTIP provided above under Item 1.01 is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

First Amended and Restated Agreement of Limited Partnership of World Point Terminals, LP

On August 14, 2013, in connection with the closing of the Offering, the Agreement of Limited Partnership of the Partnership was amended and restated by the First Amended and Restated Agreement of Limited Partnership of World Point Terminals, LP (as amended and restated, the “Partnership Agreement”). A description of the Partnership Agreement is contained in the Prospectus in the section entitled “The Partnership Agreement” and incorporated herein by reference.

The foregoing description is not complete and is qualified in its entirety by reference to the Partnership Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of World Point Terminals, LP dated August 14, 2013, by and between WPT GP, LLC and World Point Terminals, Inc.

10.1	Contribution, Conveyance and Assumption Agreement dated as of August 14, 2013, by and among by and among World Point Terminals, LP, WPT GP, LLC, World Point Terminals, Inc., CPT 2010, LLC and Center Point Terminal Company, LLC.

10.2	Omnibus Agreement dated as of August 14, 2013, by and among World Point Terminals, LP, WPT GP, LLC, Apex Oil Company, Inc., World Point Terminals, Inc., CPT 2010, LLC and Center Point Terminal Company, LLC.

10.3*	Terminaling Services Agreement dated as of August 14, 2013, by and between Center Point Terminal Company, LLC and Apex Oil Company, Inc.

10.4*	Terminaling Services Agreement dated as of August 14, 2013, by and between Center Point Terminal Company, LLC and Enjet, LLC.

10.5	Credit Agreement, dated as of August 14, 2013, among Center Point Terminal Company, LLC, LLC, as the Borrower, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and the lenders from time to time party thereto.

10.6	World Point Terminals, LP 2013 Long-Term Incentive Plan

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Point Terminals, LP

	By:	WPT GP, LLC,
its general partner

Dated: August 20, 2013	By:	/s/ Steven G. Twele
	Name:	Steven G. Twele
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	First Amended and Restated Agreement of Limited Partnership of World Point Terminals, LP dated August 14, 2013, by and between WPT GP, LLC and World Point Terminals, Inc.

10.1	Contribution, Conveyance and Assumption Agreement dated as of August 14, 2013, by and among by and among World Point Terminals, LP, WPT GP, LLC, World Point Terminals, Inc., CPT 2010, LLC and Center Point Terminal Company, LLC.

10.2	Omnibus Agreement dated as of August 14, 2013, by and among World Point Terminals, LP, WPT GP, LLC, Apex Oil Company, Inc., World Point Terminals, Inc., CPT 2010, LLC and Center Point Terminal Company, LLC.

10.3*	Terminaling Services Agreement dated as of August 14, 2013, by and between Center Point Terminal Company, LLC and Apex Oil Company, Inc.

10.4*	Terminaling Services Agreement dated as of August 14, 2013, by and between Center Point Terminal Company, LLC and Enjet, LLC.

10.5	Credit Agreement, dated as of August 14, 2013, among Center Point Terminal Company, LLC, LLC, as the Borrower, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as administrative agent, and the lenders from time to time party thereto.

10.6	World Point Terminals, LP 2013 Long-Term Incentive Plan

*	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.